UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 8, 2007

CHINA CLEAN ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50494	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Fujian Zhongde Technology Co., Ltd. Fulong Industry Zone Longtian Town Fuqing City Fujian, China	35013
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 0086-591-85773387

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

On February 8, 2007, China Clean Energy Inc. (the “Company”) furnished an investor PowerPoint presentation (the “Presentation”) as Exhibit 99.1 to a Current Report on Form 8-K. Subsequent to filing the Presentation, the Company discovered that the Presentation contained certain typographical errors. The Company is filing this Amendment No. 1 to its Current Report on Form 8-K solely to correct these typographical errors.

The information in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under such section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.2	Restated PowerPoint Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: February 9, 2007	By:	/s/ Gary Zhao
Name: Gary Zhao
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.2	Restated PowerPoint Presentation